                                                                   Exhibit 10.2


                         SECOND AMENDMENT TO SECOND AMENDED
                            AND RESTATED LOAN AGREEMENT





          This Second Amendment to Second Amended and Restated Loan Agreement dated as of September 4, 1998, by and between Citizens Bank of Massachusetts (herein "BANK"), and DM Management Company, a Delaware corporation (herein "BORROWER").

                                    WITNESSETH:


          WHEREAS, BANK and BORROWER are parties to that certain Loan Agreement made as of June 5, 1997 by and between BANK and BORROWER, as the same has been amended and restated in a certain Amended and Restated Loan Agreement dated as of October 31, 1997, and in a certain Second Amended and Restated Loan Agreement dated March 5, 1998, and as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 1998 (as so restated and amended, the "Loan Agreement");

          WHEREAS, BORROWER and the BANK wish to amend the Loan Agreement as more particularly hereafter set forth. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the Loan Agreement is hereby amended as follows:

          1. Section 1.01 of the Loan Agreement is hereby amended by (a) deleting the definition of CONTROL AGREEMENT appearing under said Section; (b) deleting the term CONTROL AGREEMENT from the definition of FINANCING AGREEMENTS appearing under said Section; and (c) deleting the definition of INVESTMENT PROPERTY appearing in said Section and replacing it by inserting a new definition of INVESTMENT PROPERTY in said Section as follows:

               "INVESTMENT PROPERTY" shall mean all of BORROWER'S securities, securities entitlements and securities accounts, and all other INVESTMENT PROPERTY within the meaning of such term under the UCC; exclusive of the FLEET INVESTMENT PROPERTY.

          2.   Section 8.04 of the Loan Agreement is hereby deleted.

          3. Section 9.08 of the Loan Agreement is hereby amended to delete the phrase "and except for the FLEET INVESTMENT PROPERTY".

          4. Section 10.01(d) is hereby deleted and the following inserted in lieu thereof:

               Monthly, within fifteen (l5) days of the end of each month, a certificate signed by BORROWER'S President, Chief Financial Officer, Vice President of Finance or Controller certifying that the CREDIT BALANCE does not exceed the lesser of AVAILABILITY or the REVOLVING CREDIT COMMITMENT AMOUNT.

          This Amendment shall take effect as of the date first above written.

          Except as hereby amended, the Loan Agreement is hereby ratified, confirmed and republished.

          BANK hereby confirms that it has released its security interest in the FLEET INVESTMENT PROPERTY and that the Security Agreement dated June 5, 1997, as amended, and Exhibit A thereto shall be deemed to have been amended accordingly.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

Witness:                           DM MANAGEMENT COMPANY

/s/ David R. Pierson
------------------------------     By:    /s/ Olga L. Conley
                                       -----------------------------------
                                       Olga L. Conley, Chief Financial Officer

                                   CITIZENS BANK OF MASSACHUSETTS

                                   By:   /s/ Lori B. Leeth, SVP
                                       -----------------------------------
                                       Lori B. Leeth, Senior Vice President